Ed Barry Chief Executive Officer Scot Browning Alan Jackson President Chief Financial Officer March 31, 2020 Financial Review 1

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; our cyber security risks are increased as the result of an increase in the number of employees working remotely; and Federal Deposit Insurance Corporation premiums may increase if the agency experience additional resolution costs. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2019 Annual Report on Form 10-K of Capital Bancorp, Inc. filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Unless otherwise required by law, Capital also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non- GAAP financial measures as tools for comparison. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. 2

Table of Contents Page I. Introduction to Capital Bancorp (CBNK) 4 II. COVID-19 Impact and Response 5 III. Investment Opportunity 6 A. Market Dynamics 7 B. Experienced Management Team 8 C. Strategy That Delivers Performance 9 D. Innovation Driven, Fee Based Businesses 20 E. Strong Balance Sheet and Capital Position 26 IV. Appendix - Non-GAAP Reconciliations 28 3

Capital Bancorp, Inc. (NASDAQ - CBNK) Franchise Highlights Footprint Corporate Headquarters - Rockville, MD Unaudited Balance Sheet ($M, except per share amounts) March 31, 2020 Quarter Result Assets $ 1,508 5.6 % QoQ Loans 1,188 1.4 % QoQ Deposits 1,303 6.3 % QoQ Quarterly Financial Performance Earnings per Share, Diluted $ 0.21 (42.1)% QoQ ROAA 0.84% (42.9)% QoQ ROATCE 8.59% (43.9)% QoQ Tangible Book Value per Share $ 9.85 2.6 % QoQ Efficiency Ratio 73.53% 343 bps Net Interest Margin 5.16% -16 bps Corporate Timeline 4

Response to COVID-19 ∙ Transition of 94% of employees to remote work environment supported by investments in systems and infrastructure • Regular virtual Town Hall meetings to inform and engage employees Protecting • Adopted new operating procedures and adjusted branch hours to keep Employees employees and clients safe • Supplemental compensation for front-line employees • Daily executive committee meetings to monitor and react to pandemic • Proactive outreach to clients to determine impact of COVID-19 and offer practical support and relief • Processed and obtained approval for 597 Paycheck Protection Program loans totaling $172.6 million with an estimated 17,000 jobs protected Servicing • Granted modifications on 229 loans totaling $150.8 million in outstanding Clients principal • Branch-lite model supported reduction in branch hours and closure of some locations without sacrificing our ability to service our customers • Tech resources mobilized to help establish clients in remote operations 5

Investment Opportunity • The Washington, D.C. and Baltimore, MD MSAs make up one of the largest Operate in and wealthiest regions in the U.S. Exceptional • Opportunities for customer and talent acquisition created by consolidation Markets • Market historically insulated from economic downturns by federal government presence Entrepreneurial • Experts in their fields combining large bank and community bank skills Management • Capabilities in data, analytics, marketing and technology Team • Significant board and management ownership Consistently • Profitability has consistently exceeded community banking peers High Performing • Entrepreneurial culture with a disciplined strategic approach Community Bank • Strong organic balance sheet Innovation • Secured credit card and mortgage divisions drive high fee income and Driven, Fee provide resiliency during economically stressed periods Based • Investments in proprietary technology, data analytics and digital marketing Businesses • Scalable OpenSky® and Capital Bank Home Loans infrastructure Strong Balance • Abundant capital to provide support in economic downturn and finance Sheet and Capital continued growth Positions • Superior asset quality with limited exposure to at risk industries 6

Exceptional Markets Median Household Income by County ($000) Washington, D.C. – Baltimore, MD Market ∙ Recent M&A in market creating disruptions 128 124 and creating opportunities to acquire talent 108 and customers 83 • Total population of more than 9.1 million 63 ∙ Includes the four wealthiest counties in the U.S. (as measured by median HH income) Combined GDP of $722 billion (would rank U.S. Washington, Montgomery, Howard, MD Fairfax, MD ∙ rd D.C. MD 3 nationally among U.S. MSAs) Washington D.C. MSA added 52,300 jobs Growth of Capital Bank Cities of Operation(2) ∙ between Oct 2018 and Oct 2019(1) Pop. Growth 2010-Current Est. Pop. Growth Next Five Years ∙ Approximately 45% of the combined 5% 12% population of the Washington, DC and Baltimore, MD MSAs has a college degree(3) 4% ∙ Home to 15 companies from the 2017 7% Fortune 500 list and 5 of the U.S.’s largest 100 private companies, including the most recently, Amazon's HQ2 ∙ Significant opportunity to take market share U.S. Capital U.S. Capital from large, out of market players: Top 6 banks in both Washington, D.C. and Baltimore, MD MSAs are $50B+ institutions Source: S&P Global Market Intelligence, Bureau of Labor Statistics and GMU Center for Regional Analysis. 1. Data is not seasonally adjusted. 2. Represents aggregate population growth of Capital’s cities of operation. Cities of operation defined as cities where the Company has a full service branch location. 3. 7 Determined as the percentage of the population with a bachelor’s degree or higher.

Experienced Management Team • Prior to joining Capital Bank, Mr. Barry held senior positions at Capital One Bank, Bank Edward F. Barry of America, and E&Y/Capgemini where he held a variety of roles primarily focusing on Chief Executive Officer marketing, data, analytics and strategy Joined 2012 • Recognized in 2017 as E&Y’s Entrepreneur of the Year, Mid-Atlantic Region(1) • Currently oversees the commercial lending department and commercial loan portfolio which has grown from $13.7 million to over $1.1 billion during his tenure Scot R. Browning President • Over 30 years of banking experience primarily in commercial lending Joined 2002 • Prior leadership roles with United Bank, F&M Bank Allegiance and Century National Bank • Mr. Jackson has more than 30 years of financial services experience including Alan W. Jackson previously serving as CFO of two publicly traded banks Chief Financial Officer Joined 2017 • Prior to joining Capital Bank, Mr. Jackson was a Senior Managing Director with FinPro and spent 5 years with Banker’s Dashboard & S&P Global Market Intelligence • Prior to joining Capital Bank, Mr. Dicker spent 16 years with Capital One Bank rising to Karl Dicker Senior Vice President where he led Treasury Management Strategy, Marketing & Chief Operating Officer Analytics and served as Head of Enterprise Payments Joined 2018 • Key experience also includes core system and CRM implementations, sales enablement, banking innovation, data and analytics (1) Financial Services category. 8

Unique Strategy Consistently Drives Performance Disciplined Business Strategy Total Assets ($M) CAGR: 19.7% ∙ Deliver premium, advice-based solutions to our customers $1,508 $1,428 Leverage technology to ∙ $1,105 differentiate products and $1,026 services through $906 customization $743 $619 ∙ Instill a sales-focused, $489 entrepreneurial culture 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 9

Diversified Lines of Business Commercial OpenSky® Secured Residential Mortgage Banking Credit Card Origination ∙ Approximately $1.4 billion of ∙ $41.9 million loan portfolio ∙ 2.21% QTD GOS margin assets secured by $84.7 million in deposits ∙ 33% QTD purchase volume ∙ Provide sophisticated advice and exceptional client service ∙ Credit related consumer ∙ MD, VA and DC comprise 60% product secured by deposits ∙ Target customers with of origination volume complex financial needs High yield plus fee income and ∙ Recent hires focused on significant NIB deposits ∙ ∙ Loan officers are trusted purchased money originations advisors to their clients ∙ Differentiated business line and niche products ∙ Value proposition proven by ∙ Originated nationwide through significantly greater than peer digital channels loan yield with comparable ∙ Proprietary web/mobile risk origination platform Loans Held for Investment ($M) Summary of Card Portfolios Mortgage Volume ($M) & Gain on Sale (%) # Cards Collateral Deposits Loans Purchase Re-finance Gain on Sale Margin $1,188 244.0 $1,171 223.4 2.95% $854 2.76% $1,000 170.0 $755 149.2 2.21% $887 $78.2 $84.7 1.91% $592 96.4 1.58% $763 $436 2.21% 63.4 $60.0 $53.6 $639 $335 $39.1 $179 $27.8 $46.4 $41.9 $31.5 $34.7 $13.8 $20.4 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 10

Consistently High Performing ROAA (%) vs. Peer ROATCE (%) vs. Peer 1.38% 14.75% 1.22% 14.41% 13.94% 13.94% 1.17% 13.66% 1.13% 1.10% 1.09% 0.94% 0.95% 5.46% 0.85% 0.50% 0.84% 9.93% 10.50% 8.59% 0.80% 8.94% 8.67% 8.66% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 ROAA ROAA, as Adjusted (1) Peer Median (2) ROATCE ROATCE, as Adjusted (1) Peer Median (2) Note - Quarterly returns are annualized. 2017 earnings impacted by $2.3 million of pre-tax, one-time data processing conversion costs, $2.4 million of pre-tax, non-recurring forgone interest and fees and a $1.4 million deferred tax asset revaluation. (1) ROAA, as Adjusted and ROATCE, as Adjusted are non-GAAP measures and exclude $4.2 million of non-recurring charges and lost revenue. Please refer to the non-GAAP schedules 11 included in the Appendix to this presentation for a reconciliation of this measure. (2) Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

Leveraging the Power of Technology ∙ In-house development team Internally ∙ Apollo customer acquisition system developed for OpenSky® provides automated Developed work flows for digital account applications processes Technology ∙ In-house staff participates in business development calls and designs bespoke Solutions technology solutions for customers to enhance their operational efficiency ∙ Proprietary data warehouse built to run analytics and identify opportunities ∙ OpenSky®: ◦ Proprietary customer behavior scoring (B-Score) Proprietary Business ◦ Algorithmic, selective credit line increases (CLIP program) Analytics ◦ Net present value driven models drive product and marketing decisions ∙ Internally developed commercial credit stress testing that tracks micro market performance ∙ Social media driven OpenSky® and mortgage marketing programs ∙ User-friendly OpenSky® mobile application; 83% of applications are submitted on Web and Mobile mobile devices using a digital platform Enabled ∙ Online marketing campaigns are closely tracked and analyzed to assess efficacy Platforms and ensure commercial effectiveness • QuickClose digital mortgage platform launched in fourth quarter 2018 12

Loan Portfolio Total Loans HFI ($M) Loan Composition CAGR: 18.6% $1,171 $1,188 $1,000 Non-Owner Occ. CRE: 16% Owner Occupied CRE: 14% $887 $763 Construction: 17% $639 Com'l & Ind: 13% $506 Credit Card: 4% $408 Other Consumer: 0% Residential R.E.: 36% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 ∙ Owner-occupied commercial real estate "CRE" loans make up approximately 45% of total CRE ∙ Residential real estate loans consist primarily of investment 1-4 family property (rentals) ∙ Regular portfolio stress testing includes analyzing the construction portfolio for declines in property values 13

Balanced Loan Portfolio Fixed vs. Floating Rate Loan Mix Yield on Loans Adjustable: 5.4% 7.37% Adjustable at Floor: 12.6% 7.12% 7.09% 6.45% 6.44% 6.18% Variable: 7.0% 5.91% 5.78% 5.76% 5.76% 5.75% 5.57% 5.02% Fixed: 35.0% 4.79% 4.86% 4.62% 4.66% Variable at Floor: 40.0% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 Loan Yield ex Card Loan Yield Peer Median (2) • Effective use of rate floors has mitigated impact of declining rate environment ◦ 87.6% of loans are fixed or at contractual floors(1) ∙ Loan yields, excluding the credit card portfolio, have consistently averaged nearly 100bps above local peers since 2015 (1) Data excludes loans held for sale. (2) Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. 14

Deposit Portfolio Composition Core Deposit Momentum Deposit Portfolio Composition ($1,225M) • Recruiting deposit sales teams, including fiduciary salespeople, from recently acquired competitors Noninterest driving core deposit growth Bearing: 27.9% Interest Bearing • Customizing solutions for clients, including fiduciary Demand: 13.5% Savings: 0.3% and non-profit organizations, to generate low-cost business deposit accounts • Selectively adding full service branches to support Time Deposits >$100K: 19.8% areas with high customer concentration • OpenSky® provides a unique channel for generating Time Deposits Money Market: 36.4% <$100K: 2.1% non-interest bearing deposits Maturity of Time Deposits ($M) Cost of Deposits 2.40% 1.34% 1.22% 2.25% 2.23% 1.08% 1.21% $54 $52 2.15% $47 $45 0.76% 2.09% 0.68% 2.08% 0.79% 2.05% 1.90% 0.59% $27 $27 $23 0.49% 0.52% 0.45% $11 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Thereafter 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 Time Deposit Maturities Weighted Average Rate Cost of Deposits Peer Median (1) CAGR measured from 12/31/15 through 12/31/19. (1) Peer group consists of: EGBN, SASR, OLBK, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. 15

Delivering Superior Net Interest Margin Net Interest Margin(2) 5.60% ∙ Deliver real, advice-based solutions to 5.41% 5.59% 5.37% 5.59% 5.02% 5.18% 5.16% complex credit needs rather than acting as the 3.93% 3.97% 4.01% 3.73% 3.72% 3.68% 3.48% low-cost provider (largely avoid bid situations) ∙ Specifically target customers with complex 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 credit needs Net Interest Margin Peer Median (1) Net Interest Margin, excluding Credit Card Loans ∙ Net interest margin is enhanced by OpenSky® 4.60% 4.53% card returns and deposit contribution 4.31% 4.28% 4.26% 3.96% ∙ Consistently collect loan fees 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 1. Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. 2. ® 2017Y represents Net Interest Margin, as Adjusted and is a non-GAAP measure adjusted for the impact of non-recurring foregone interest and fees related to the OpenSky data 16 processing conversion. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure.

Efficiency Ratio Efficiency Ratio(1) 73.9% 73.9% 73.5% 71.6% 73.1% 72.3% 70.0% 70.0% 68.6% 6.1% 66.1% 65.0% 63.6% 62.0% 58.2% 59.3% 56.0% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 Efficiency Ratio Peer Median (2) Recent investments driving a positive long-term impact on efficiency: ∙ Credit card data processing conversion has elevated expenses but positioned the business line for the long-term ∙ Hired significant deposit gathering business development officers since the beginning of 2017 to support core funding growth ∙ Reston, VA and Columbia, MD branch locations opened in Q2 2017 and Q2 2018, respectively Efficiency ratio is a non-GAAP measure. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure. 1. 2017Y includes Efficiency Ratio, as Adjusted and is a non-GAAP measure adjusted for the impact of $2.4M of non-recurring foregone interest and fees and $2.3 million of non-recurring data 17 processing expenses related to the OpenSky data processing conversion. Please refer to the non-GAAP schedules included in the Appendix for a reconciliation of this measure. 2. Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

Consistent Quarterly Performance Loans ($M) Assets ($M) $1,508 $1,188 $1,171 $1,428 $1,140 $1,311 $1,234 $1,056 $1,124 $1,008 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 Deposits ($M) Equity ($M) $1,303 $136 $1,225 $133 $128 $1,112 $123 $1,037 $119 $968 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 18

Consistent Quarterly Performance Net Interest Margin Efficiency Ratio 76.08% 5.79% 5.83% 73.53% 5.46% 72.18% 71.75% 5.33% 70.10% 5.16% Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 Return on Average Assets (1) Return on Average Tangible Common Equity (1) 15.32% 1.48% 1.39% 1.42% 14.04% 13.23% 1.22% 11.39% 0.84% 8.59% Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 (1) Data is annualized. 19

Diversified Revenue Model Net Revenue ($M)(1) CAGR: 18% $92.0 $74.0 $66.4 $63.2 $48.6 $41.2 $35.5 $24.3 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 Noninterest Income to Net Revenue(1) OpenSky & Church Street Mortgage contribute to fee income levels in excess of peer median 32.4% 30.7% 28.7% 27.8% 26.6% 27.1% 22.8% 21.8% 11.1% 9.7% 9.6% 9.0% 9.0% 9.0% 9.2% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 Capital Bank Peer Median (2) (1) ® 2017Y data is based on Adjusted Revenue which is a non-GAAP measure adjusted for the impact of $2.4 million of non-recurring foregone interest and fees related to the OpenSky data processing conversion. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure. 20 (2) Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

OpenSky® Secured Credit Card Division Customer Demographics Number of Outstanding Accounts (000s) ∙ Underserved by traditional credit products CAGR: 41% 244.0 223.4 ∙ Poor or nonexistent credit history ∙ Nationwide customer base 170.0 149.2 ∙ Minimum initial deposit of $200 and maximum initial deposit of $3,000 per 96.4 card and $5,000 per individual 63.4 Value Proposition 38.9 28.3 ∙ Help customers repair or create acceptable credit history 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 ∙ Functions as a traditional VISA credit card Credit Card Loans & Deposits ($M) Technology driven Loan CAGR: 32% ∙ Nationwide web and mobile platform – Deposit CAGR:33% 83% of applications are submitted on mobile devices using adaptive digital platform $78.2 $84.7 $60.0 ∙ Perform proprietary analytics on customer $53.6 base to monitor and innovate the portfolio $39.1 $27.8 $18.4 $14.1 $7.4 $9.6 $13.8 $20.4 $31.5 $34.7 $46.4 $41.9 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 Loans Collateral Deposits CAGRs measured from 12/31/13 through current quarter. 21

Capital Bank Home Loan Division Purchase vs. Re-finance Volume & GOS Margin • Elevated volumes continue to outpace expectations $2.9B $0.4B $0.3B $0.6B $0.2B • Increased sales staff to improve productivity while 77.6% 47.5% 20.6% 48.1% 67.2% optimizing back-office support 2.95% 2.75% ∙ Production hires since the beginning of 2017 focused on niche products and purchase originations 2.21% • Positioning allows for capture of refinance activity 1.82% in current market conditions 1.52% • MD, VA and Washington, D.C. represent 61% of 79.4% origination volume within our primary market areas 52.5% 51.9% ∙ National technology-enabled consumer direct marketing efforts, including social media 32.8% campaigns 22.4% • Launched digital mortgage platform to capture online leads, drive new customer experience, 2013Y - 2016Y 2017Y 2018Y 2019Y 2020Q1 streamlining processes and costs Purchase Volume Re-finance Volume GOS Margin 22

Robust Capital Ratios Tier 1 Leverage Ratio Tier 1 Capital 12.95% 10.76% 12.31% 12.38% 9.96% 9.83% 10.02% 10.18% 8.01% 8.10% Dec 2016 Dec 2017 Dec 2018 Dec 2019 Mar 2020 Dec 2016 Dec 2017 Dec 2018 Dec 2019 Mar 2020 Common Equity Tier 1 Capital Ratio Total Capital Ratio 14.21% 12.73% 13.55% 13.63% 12.12% 12.19% 13.13% 11.43% 9.74% 9.92% Dec 2016 Dec 2017 Dec 2018 Dec 2019 Mar 2020 Dec 2016 Dec 2017 Dec 2018 Dec 2019 Mar 2020 23

Superior Asset Quality Metrics Nonperforming Loans ($M) Nonperforming Assets / Assets 1.58% Construction: $1.50 Residential Real 1.10% Estate: $1.63 0.80% 0.73% 0.90% 0.61% 0.51% 0.54% 0.50% 0.68% 0.44% 0.63% 0.59% 0.44% Commercial and 0.29% Industrial: $0.44 Commercial Real 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 Estate: $1.41 NPAs /Assets Peer Median (2) Allowance for Loan and Lease Losses to Total Loans Net Charge-offs / Average Loans 0.33% 1.31% 1.16% 0.15% 1.14% 1.13% 1.13% 1.13% 1.09% 0.10% 0.09% 0.09% 0.07% 0.08% 0.07% 1.03% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 ALLL to Loans Peer Average (1) 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 (1) Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. 24

CRE Concentration Levels CRE / Total Risk Based Capital ("RBC") Breakdown 340% 342% 286% 197% 241% 162% 145% 124% 99% Peer Average Capital Bank, N.A. Capital Bancorp, Inc. Construction / RBC Non-Owner Occupied CRE / RBC ∙ Construction lending is a historical core competency focused on single family homes and individual condo and townhouse conversions to established builders ∙ Loan to value limits of 75% for investor and 80% for owner-occupied construction lending ∙ Construction loans provide a short-duration, high-yield asset class, plus loan fee income, which supports asset sensitivity ∙ Deep expertise in CRE and real estate development at the Board level (1) Source: S&P Global Market Intelligence. Data as of 12/31/19. Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Represents bank-level regulatory data. 25

Strong Balance Sheet and Capital Positions Earnings per Share (EPS) Growth Tangible Book Value per Share (TBV) Growth Capital CAGR: 10.9%(1) Capital CAGR: 13.3%(2) Peer CAGR: 7.9% Peer CAGR: 5.9% $9.85 $9.60 $1.21 $8.38 $0.36 $6.94 $1.02 $6.35 $0.37 $5.83 $5.25 $0.84 $0.32 $4.53 $0.74 $0.69 $0.65 $0.62 $0.29 $0.24 $0.21 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 EPS, diluted EPS, as Adjusted(3) TBV per Share (3) Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. Note: 2013 earnings per share for Capital excludes bargain purchase gains. (1) Based on EPS, as adjusted for 2017. CAGR represents the period from 2013 through 2019Y (2) 26 EPS, as Adjusted, is a non-GAAP measure and excludes $4.2 million of non-recurring charges and lost revenue. (3) Tangible book value per share and EPS, as Adjusted, are non-GAAP measures. Refer to the non-GAAP schedules included in the Appendix for a reconciliation of these measures.

Conclusions ∙ Operate in Premier Markets ∙ Entrepreneurial Management Team ∙ Consistently High Performing Community Bank ∙ Innovation Driven, Fee Based Businesses ∙ Building Earnings Momentum 27

Appendix 28

ROATCE and ROATCE, as Adjusted Reconciliations “Return on average tangible common equity” is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus the amortization of intangible assets (net of taxes) divided by average total equity net of average intangible assets. Quarterly amounts are annualized. Return on Average Tangible Common Equity Dollars in thousands Year Ended December 31, Quarter Ended 2013 2014 2015 2016 2017 2018 2019 March 31, 2020 Net Income $ 6,857 $ 6,793 $ 7,492 $ 9,441 $ 7,109 $ 12,767 $ 16,895 $ 2,934 Less: Bargain Purchase Gain, net of taxes (1,076) — — — — — — — Add: Intangible Asset Amortization, net of taxes 33 20 14 10 — — — — Net Income Excluding Intangible Amortization and Bargain Purchase Gain, net, as Adjusted $ 5,814 $ 6,813 $ 7,506 $ 9,451 $ 7,109 $ 12,767 $ 16,895 $ 2,934 Average Total Equity 36,965 45,775 53,883 65,590 76,543 91,590 123,657 137,381 Less: Average Preferred Equity — — — — — — — — Less: Average Intangible Assets (84) (53) (26) (8) — — — — Average Tangible Common Equity $ 36,881 $ 45,722 $ 53,857 $ 65,582 $ 76,543 $ 91,590 $ 123,657 $ 137,381 Return on Average Tangible Common Equity 15.76% 14.90% 13.94% 14.41% 9.29% 13.94% 13.66% 8.47% “Return on average tangible common equity, as adjusted” is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non-recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, plus the amortization of intangible assets (net of taxes), divided by average total equity, net of average intangible assets. Quarterly amounts are annualized. Return on Average Tangible Common Equity, as Adjusted Dollars in thousands Year Ended December 31, Quarter Ended 2013 2014 2015 2016 2017 2018 2019 March 31, 2020 Net Income $ 6,857 $ 6,793 $ 7,492 $ 9,441 $ 7,109 $ 12,767 $ 16,895 $ 2,934 Less: Bargain Purchase Gain, net of taxes (1,076) — — — — — — — Add: Non-recurring foregone interest and fees — — — — 2,370 — — — Add Non-recurring data processing expenses — — — — 2,275 — — — Add: Non-recurring deferred tax revaluation — — — — 1,386 — — — Less: Tax impact of conversion related items — — — — (1,847) — — — Net Income, as Adjusted $ 5,781 $ 6,793 $ 7,492 $ 9,441 $ 11,293 $ 12,767 $ 16,895 $ 2,934 Add: Intangible asset amortization, net of taxes 33 20 14 10 — — — — Net Income Excluding Intangible Amortization and Bargain Purchase Gain, net, as Adjusted $ 5,814 $ 6,813 $ 7,506 $ 9,451 $ 11,293 $ 12,767 $ 16,895 $ 2,934 Average Total Equity $ 36,965 $ 45,775 $ 53,883 $ 65,590 $ 76,543 $ 91,590 $ 123,657 $ 137,381 Less: Average Preferred Equity — — — — — — — — Less: Average Intangible Assets (84) (53) (26) (8) — — — — Average Tangible Common Equity $ 36,881 $ 45,722 $ 53,857 $ 65,582 $ 76,543 $ 91,590 $ 123,657 $ 137,381 Return on Average Tangible Common Equity, as Adjusted 15.76% 14.90% 13.94% 14.41% 14.75% 13.94% 13.66% 8.47% 29

ROAA and NIM, as Adjusted Reconciliations “Return on average assets, as adjusted” is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non-recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, divided by average total assets. Quarterly amounts are annualized. Return on Average Assets, as Adjusted Dollars in thousands Year Ended December 31, Quarter Ended 2013 2014 2015 2016 2017 2018 2019 March 31, 2020 Net Income $ 6,857 $ 6,793 $ 7,492 $ 9,441 $ 7,109 $ 12,767 $ 16,895 $ 2,934 Less: Bargain Purchase Gain, net of taxes (1,076) — — — — — — — Add: Non-recurring foregone interest and fees — — — — 2,370 — — — Add Non-recurring data processing expenses — — — — 2,275 — — — Add: Non-recurring deferred tax revaluation — — — — 1,386 — — — Less: Tax impact of conversion related items — — — — (1,847) — — — Net Income, as Adjusted $ 5,781 $ 6,793 $ 7,492 $ 9,441 $ 11,293 $ 12,767 $ 16,895 $ 2,934 Average Total Assets $ 471,400 $ 541,934 $ 679,595 $ 832,619 $ 964,946 $1,045,732 $ 1,219,909 $ 1,397,298 Return on Average Assets, as Adjusted 1.23% 1.25% 1.10% 1.13% 1.17% 1.22% 1.38% 0.83% “Net interest margin, as adjusted” is a non-GAAP measure defined as net interest income, plus non-recurring foregone interest and fees, divided by average interest earning assets. Net Interest Margin, as Adjusted Dollars in thousands Year Ended December 31, Quarter Ended 2013 2014 2015 2016 2017 2018 2019 March 31, 2020 Net Interest Income $ 25,327 $ 29,717 $ 33,676 $ 42,759 $ 48,911 $ 57,888 $ 67,509 $ 17,687 Add: Non-recurring foregone interest and fees — — — — 2,370 — — — Net Interest Income, as Adjusted $ 25,327 $ 29,717 $ 33,676 $ 42,759 $ 51,281 $ 57,888 $ 67,509 $ 17,687 Average interest earning assets $ 467,772 $ 531,505 $ 671,275 $ 825,676 $ 955,479 $ 1,035,731 $ 1,204,863 $ 1,379,199 Net Interest Margin, as Adjusted 5.41% 5.59% 5.02% 5.18% 5.37% 5.59% 5.60% 5.09% 30

Adjusted Revenue & Noninterest Income to Adjusted Revenue and Efficiency Ratio, as Adjusted Reconciliations Net revenue for 2017 has been adjusted to exclude the impact of non-recurring foregone interest and fees and as such is considered a non-GAAP measure. Adjusted Revenue and Noninterest Income to Adjusted Revenue Dollars in thousands Year Ended December 31, Quarter Ended 2013 2014 2015 2016 2017 2018 2019 March 31, 2020 Noninterest Income $ 10,171 $ 11,442 $ 14,929 $ 20,473 $ 15,149 $ 16,124 $ 24,518 $ 6,579 Net Interest Income 25,327 29,717 33,676 42,759 48,911 57,888 67,509 17,687 Add: Noninterest Income 10,171 11,442 14,929 20,473 15,149 16,124 24,518 6,579 Add: Non-recurring foregone interest and fees — — — — 2,370 — — — Adjusted Revenue $ 35,498 $ 41,159 $ 48,605 $ 63,232 $ 66,430 $ 74,012 $ 92,027 $ 24,267 Noninterest Income to Adjusted Revenue 28.65% 27.80% 30.71% 32.38% 22.80% 21.70% 26.64% 27.11% “Efficiency ratio, as adjusted” is a non-GAAP measure defined as total noninterest expense less non-recurring data processing expenses, divided by the sum of net interest income, noninterest income and non-recurring foregone interest and fees. Efficiency Ratio, as Adjusted Dollars in thousands Year Ended December 31, Quarter Ended 2013 2014 2015 2016 2017 2018 2019 March 31, 2020 Noninterest Expense $ 24,836 $ 28,821 $ 34,817 $ 43,380 $ 47,306 $ 54,123 $ 66,525 $ 17,843 Less: Non-recurring data processing expenses — — — — (2,275) — — — Adjusted Noninterest Expense 24,836 28,821 34,817 43,380 45,031 54,123 67 17,843 Net Interest Income 25,327 29,717 33,676 42,759 48,911 57,888 68 17,687 Add: Noninterest Income 10,171 11,442 14,929 20,473 15,149 16,124 25 6,579 Add: Non-recurring foregone interest and fees — — — — 2,370 — — — Adjusted Revenue $ 35,498 $ 41,159 $ 48,605 $ 63,232 $ 66,430 $ 74,012 $ 92 $ 24,267 Efficiency Ratio, as Adjusted 69.96% 70.02% 71.63% 68.60% 67.79% 73.13% 72.29% 73.53% 31

Diluted Earnings Per Share, as Adjusted and Tangible Book Value per Share Reconciliations “Diluted earnings per share, as adjusted” is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non-recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, divided by the diluted weighted average shares outstanding. Diluted Earnings per Share, as Adjusted Amounts in thousands except per share items Year Ended December 31, Quarter Ended 2013 2014 2015 2016 2017 2018 2019 March 31, 2020 Net Income $ 6,857 $ 6,793 $ 7,492 $ 9,441 $ 7,109 $ 12,767 $ 16,895 $ 2,934 Less: Bargain Purchase Gain, net of taxes (1,076) — — — — — — — Add: Non-recurring foregone interest and fees — — — — 2,370 — — — Add Non-recurring data processing expenses — — — — 2,275 — — — Add: Non-recurring deferred tax revaluation — — — — 1,386 — — — Less: Tax impact of conversion related items — — — — (1,847) — — — Net Income, as Adjusted 5,781 6,793 7,492 9,441 11,293 12,767 16,895 2,934 Add: Convertible debt interest expense 281 281 281 — — — — — Net Income, as Adjusted for Diluted EPS $ 6,062 $ 7,074 $ 7,773 $ 9,441 $ 11,293 $ 12,767 $ 16,895 $ 2,934 Diluted Weighted Average Shares Outstanding 9,337 10,280 10,488 11,289 11,428 12,462 13,969 14,076 Diluted Earnings per Share, as Adjusted $ 0.65 $ 0.69 $ 0.74 $ 0.84 $ 0.99 $ 1.02 $ 1.21 $ 0.21 “Tangible book value per share” is a non-GAAP measure defined as total stockholders’ equity, less intangible assets, divided by shares of common stock outstanding. Tangible Book Value per Share Amounts in thousands except per share items Year Ended December 31, Quarter Ended 2013 2014 2015 2016 2017 2018 2019 March 31, 2020 Total Stockholders' Equity $ 42,421 $ 50,216 $ 59,657 $ 70,748 $ 80,119 $ 114,563 $ 133,331 $ 136,080 Less: Preferred Equity — — — — — — — — Less: Intangible Assets (72) (39) (17) — — — — — Tangible Common Equity $ 42,349 $ 50,177 $ 59,640 $ 70,748 $ 80,119 $ 114,563 $ 133,331 $ 136,080 Period End Shares Outstanding 9,343 9,563 10,226 11,145 11,537 13,672 13,895 13,817 Tangible Book Value per Share $ 4.53 $ 5.25 $ 5.83 $ 6.35 $ 6.94 $ 8.38 $ 9.60 $ 9.85 32